UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 30, 2006

WESTERN SIZZLIN CORPORATION

(Exact Name of Registrant As Specified In Its Charter)

Delaware
State or Other Jurisdiction of Incorporation

0-25366	86-0723400
(Commission File No.)	(IRS Employer Identification Number)

1338 Plantation Road Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

(540) 345-3195
(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

On March 30, 2006, Mr. Jonathan Dash was elected to the Board of Directors. Mr. Dash is the President of Dash Acquisitions, LLC, whose principal business is investment advisory services. Mr. Dash is a member of a group consisting of Mr. Sardar Biglari, Shawn Sedaghat and Titus W. Greene, which is described in detail on a Schedule 13D filed with the SEC. Mr. Dash’s committee assignments have not yet been determined. An amendment to this Form 8-K will be filed once committee assignments are finalized.

On March 30, 2006, the Board of Directors elected Philip L. Cooley, Ph.D., as Vice Chairman of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN SIZZLIN CORPORATION

Date: April 4, 2006	By:	/s/ Robyn B. Mabe
Robyn B. Mabe
Vice President and Chief Financial Officer